UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

Lilis Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Suite 400 Fort Worth, TX 76102 (Address of principal executive office, including zip code)

(817) 720-9585
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on June 28, 2020, Lilis Energy, Inc., a Nevada corporation (the “Company”), and its consolidated subsidiaries Brushy Resources, Inc., ImPetro Operating LLC, ImPetro Resources, LLC, Lilis Operating Company, LLC and Hurricane Resources LLC (collectively, the “Filing Subsidiaries” and, together with the Company, collectively, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”).

On November 17, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”), among other things, confirming the Modified Debtors’ First Amended Joint Liquidating Chapter 11 Plan [Docket No. 647] (as amended, modified or supplemented from time to time, the “Plan”). The Plan is attached to the Confirmation Order as Exhibit A. Capitalized terms used but not otherwise defined in the Current Report on Form 8-K have the meanings given to them in the Plan.

The Company expects that the effective date of the Plan will occur on or around December 1, 2020, which is the date that all conditions precedent to the Plan’s effectiveness are expected to be satisfied or waived in accordance with the Plan (the “Effective Date”).

As described in the Company’s Current Report on Form 8-K filed on November 16, 2020, the Debtors have entered into a Purchase and Sale Agreement to sell substantially all of their Assets for a cash purchase price of $46.6 million (the “Sale”) that shall close on or before the Effective Date. After the payment of certain claims on the Effective Date that will be made in accordance with the terms of the Plan, remaining cash proceeds from the Sale, together with any miscellaneous assets not sold pursuant to the Sale, including certain causes of action, will be contributed to the Liquidation Trust as part of the Liquidation Trust Assets. The Company’s notes, instruments, certificates, credit agreements, indentures and other documents evidencing Claims or Interests, and any Existing Equity Interests, including all outstanding shares of common and preferred stock of the Company, will be cancelled as of the Effective Date. As of November 6, 2020, there were 95,097,919 shares of the Company’s existing common stock outstanding. Each of the Debtors will be dissolved and cease to exist, effective as of the Effective Date after the abandonment of any remaining assets of their respective estates to the Liquidation Trust pursuant to the terms of the Plan, and all existing certificates of incorporation and by-laws will be cancelled, effective as of the Effective Date, and no new certificates of incorporation and by-laws will be necessary.

In addition to implementing a global settlement agreement with key stakeholders and providing for the distribution from the proceeds of the Sale, the Plan also provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in the Plan.

As set forth in the Plan and the related disclosure statement that was filed with the Bankruptcy Court on October 15, 2020, the Debtors project total secured claims of approximately $105.5 million, and general unsecured claims ranging from $30 million to $100 million.  Holders of Non-Affiliated RBL Claims are expected to receive a recovery of less than 1%.  Holders of Affiliated RBL Claims are expected to receive no recovery.  Holders of Unsecured Claims are estimated to receive a recovery ranging from 1-3%.

The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the Plan and the Confirmation Order. The Confirmation Order, which includes the Plan attached as Exhibit A thereto, is attached to this Current Report on Form 8-K as Exhibit 2.1 and is hereby incorporated by reference in this Item 1.03.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding the Company satisfying the conditions precedent to the effectiveness of the Plan, including conditions precedent to close the sale of substantially all of the assets of Debtors, policies and other factors. The satisfaction of these conditions precedent to effectiveness of the Plan and the closing of the sale of substantially all of the assets of Debtors are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results or timing to differ materially and adversely from those expressed or implied in the forward-looking statements Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause its actual results to differ, and it is not possible for the Company to predict all of them. The Company makes forward-looking statements based on currently available information, and it assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this report, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01Regulation FD.

On November 19, 2020, the Company issued a press release announcing the confirmation of the Plan by the Bankruptcy Court, which is furnished herewith as Exhibit 99.1.

Information regarding the Chapter 11 Cases, including the Bidding Procedures Order, is available for free on the website maintained by Stretto, located at https://cases.stretto.com/LilisEnergy or by calling (855) 364-4639 (Toll-Free) or (949) 266-6357 (Local).

The information contained in this Item 7.01 (including other information on the Chapter 11 cases on the above referenced website and in the press release filed as Exhibit 99.1) is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other filings by the Company.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Order of the Bankruptcy Court, Dated November 17, 2020, confirming the Modified Debtors’ First Amended Joint Liquidating Chapter 11 Plan (attached as Exhibit A of the Confirmation Order).
99.1	Press Release of the Company dated November 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lilis Energy, Inc.

Date: November 23, 2020By:/s/ Joseph C. Daches

Joseph C. Daches

Chief Executive Officer, President, and Chief Financial Officer

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